UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010 hhgregg, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of principal executive offices, including zip code)

(317) 848-8710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 4, 2010 hhgregg, Inc. (the “Registrant”) issued a press release announcing its results for the three and nine months ended December 31, 2009. The press release also reiterates the Registrant’s net income per diluted share, net sales growth, and comparable store sales guidance and updates gross capital expenditure guidance for the fiscal year ending March 31, 2010. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2010 the Board of Directors of the Registrant increased the number of directors of the Registrant from nine to eleven, and elected Cathy Langham and Kathy Tierney to serve as directors, effective February 2, 2010.

Cathy Langham, 52, is the President and owner of Langham Logistics, Inc., a global freight management company that she co-founded in 1988. Ms. Langham also serves on the boards of directors for The Finish Line, an athletic shoe retailer and Celadon Trucking, a trucking company.

Kathy Tierney, 65, served as the Chief Executive Officer of Sur La Table, a privately held retailer of kitchenware and tabletop accessories, from 2004 until 2008 and currently serves as Vice Chairwoman of the board of directors of Sur La Table. Prior to joining Sur La Table, Ms. Tierney was an independent management consultant.

The Board of Directors of the Registrant has determined that Ms. Tierney and Ms. Langham are independent directors within the meaning of the New York Stock Exchange Listed Company Manual. There were no arrangements or understandings pursuant to which Ms. Tierney and Ms. Langham were elected or any relationships or related transactions between the Registrant and either Ms. Tierney or Ms. Langham of the type required to be disclosed under applicable rules of the Securities and Exchange Commission. As non-employee directors, Ms. Tierney and Ms. Langham will receive compensation under the Registrant’s Director Compensation Program.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of hhgregg, Inc. dated February 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: February 4, 2010	By:	/s/ Jeremy J. Aguilar
Jeremy J. Aguilar
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of hhgregg, Inc. dated February 4, 2010